UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MSB FINANCIAL CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:
(4) Date Filed:

[MSB FINANCIAL CORP. LETTERHEAD]

TO:	Participants in the Millington Savings Bank Savings Plan

Date:	October 10, 2008

As described in the enclosed materials, your voting instructions are being requested as a participant under the Millington Savings Bank Savings Plan (the “401(k) Plan”) in connection with an upcoming Annual Meeting of Stockholders of MSB Financial Corp. (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

•	The election of two directors of MSB Financial Corp.; and
•	Ratification of the appointment of Beard Miller Company LLP as the Company’s independent auditor for the year ending June 30, 2009.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company common stock allocated to your account under the 401(k) Plan will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, and a 401(k) Plan Voting Instruction Form, which will permit you to vote the shares allocated to your 401(k) Plan account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the 401(k) Plan by marking, dating, signing and returning the enclosed 401(k) Plan Voting Instruction Form and returning it in the enclosed envelope to Registrar and Transfer Company who is tabulating the results on behalf of the 401(k) Plan Trustees. The 401(k) Plan Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the 401(k) Plan are not received by NOVEMBER 6, 2008, the shares allocated to your account will be voted by the 401(k) Plan Trustees at the direction of the Company’s Board of Directors serving as the 401(k) Plan Administrator. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the 401(k) Plan. You will receive other voting material for those shares owned by you individually and not under the 401(k) Plan.

Sincerely,

/s/ Gary T. Jolliffe

Gary T. Jolliffe

President and Chief Executive Officer

MILLINGTON SAVINGS BANK SAVINGS PLAN
X	PLEASE MARK VOTES	VOTING INSTRUCTION FORM
	AS IN THIS EXAMPLE	MSB FINANCIAL CORP

With
			For	hold
ANNUAL MEETING OF STOCKHOLDERS	1.	The election as director of the nominees
NOVEMBER 10, 2008		listed with terms to expire in 2011
(except as marked to the contrary below)

Thomas G. McCain
The undersigned hereby instructs the Trustees of the Millington		Ferdinand J. Rossi
Savings Bank Savings Plan (the “401(k) Plan”) to vote all shares of
Common Stock of MSB Financial Corp. (the “Company”) allocated		INSTRUCTIONS: To withhold year vote for any nominee, write the
to the undersigned pursuant to the 401(k) Plan at the Annual Meeting		nominee’s name on the line provided below.
of Stockholders (the “Meeting”) to be held at the Old Mill Inn, 225
Route 202, Basking Ridge, New Jersey 07920, on November 10, 2008,
at 2:00 p.m. and at any and all adjournments thereof, in the following
Manner.

			For	Against	Abstain
		2.	The ratification of the appointment
of Beard Miller Company LLP as
the Company’s Independent auditor
for the fiscal year ending June 30, 2009.

		3.	The transaction of such other business as may properly come before the
:			Meeting, or any adjournments thereof.

If you return this Voting Instruction Form properly signed, but you do not otherwise indicate, shares allocated to your 401(k) Plan account will be voted by the Trustees at the direction of the Company’s Board of
Directors serving as the 401(k) Plan Administrator.

The Board of Directors recommends a vote “FOR” each of its nominees for director and “FOR” the ratification of the appointment of Beard
Miller Company LLP as the Company’s independent auditors for the
Please be sure to date and sign	Date		fiscal year ending June 30, 2009. It is anticipated that, subject to
this proxy card in the box below.			its fiduciary duty, the Company’s Board of Directors serving as the
401(k) Plan Administrator will instruct the 401(k) Plan Trustee to vote shares for which no timely voting direction is received “FOR” the above-
listed nominees and proposals..

Sign above

Detach above card, sign, date and mail in postage paid envelope provided.

MSB FINANCIAL CORP.

1902 LONG HILL ROAD

MILLINGTON, NEW JERSEY 07946

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION FORM PROMPTLY IN THE ENCLOSED P POSTAGE-PAID ENVELOPE.
The above signed acknowledges receipt from the Company prior to the execution of this Voting Instruction Form of a Notice of Annual Meeting of Stockholders and a Proxy Statement.

[MSB FINANCIAL CORP. LETTERHEAD]

TO:	Participants in the Employee Stock Ownership Plan of Millington Savings Bank

Date:	October 10, 2008

You are a participant under the Millington Savings Bank Employee Stock Ownership Plan (the “ESOP”). Your voting instructions are being requested in connection with the shares of MSB Financial Corp. (“Company”) stock allocated to your ESOP account as of September 24, 2008, for purposes of the upcoming Annual Meeting of Stockholders of the Company. The Annual Meeting is for the purpose of considering and acting upon the following matters:

•	The election of two directors of MSB Financial Corp.; and
•	Ratification of the appointment of Beard Miller Company LLP as the Company’s independent auditor for the year ending June 30, 2009.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company common stock allocated to your account under the ESOP will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, and a ESOP Voting Instruction Form, which will permit you to vote the shares allocated to your ESOP account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed ESOP Voting Instruction Form in the enclosed envelope to Registrar and Transfer Company who is tabulating the results on behalf of the ESOP Trustee. The ESOP Trustee will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received by NOVEMBER 6, 2008, the shares allocated to your account will be voted by the ESOP Trustee at the direction of the ESOP Plan Committee. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the ESOP. You will receive other voting material for any shares owned by you individually and not under the ESOP.

Sincerely,

/s/ Gary T Jolliffe

Gary T. Jolliffe

President and Chief Executive Officer

MILLINGTON SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN
X	PLEASE MARK VOTES	VOTING INSTRUCTION FORM
	AS IN THIS EXAMPLE	MSB FINANCIAL CORP

With
			For	hold
ANNUAL MEETING OF STOCKHOLDERS	1.	The election as director of the nominees
NOVEMBER 10, 2008		listed with terms to expire in 2011
(except as marked to the contrary below)

Thomas G. McCain
The undersigned hereby instructs the Trustees of the Millington		Ferdinand J. Rossi
Savings Bank Employee Stock Ownership Plan (the “ESOP”) to vote all
shares of Common Stock of MSB Financial Corp. (the “Company”)		INSTRUCTIONS: To withhold year vote for any nominee, write the
allocated to the undersigned’s account pursuant to the ESOP at the Annual		nominee’s name on the line provided below.
Meeting of Stockholders (the “Meeting”), to be held at the Old Mill Inn, 225
Route 202, Basking Ridge, New Jersey 07920, on November 10, 2008,
at 2:00 p.m. and at any and all adjournments thereof, in the following manner.

			For	Against	Abstain
		2.	The ratification of the appointment
of Beard Miller Company LLP as
the Company’s Independent auditor
for the fiscal year ending June 30, 2009.

		3.	The transaction of such other business as may properly come before the
:			Meeting, or any adjournments thereof.

The Board of Directors recommends a vote “FOR” each of its nominees for director and “FOR” the ratification of the appointment of Beard
Miller Company LLP as the Company’s independent auditors for the fiscal year ending June 30, 2009.

If you return this ESOP Voting Instruction Form properly signed, but you do not otherwise indicate, shares allocated to your ESOP account will
Be voted by the ESOP Trustee at the direction of the ESOP Plan
Committee.

It is anticipated that, subject to its fiduciary duty, the ESOP Plan
Committee will instruct the ESOP Trustee to vote unallocated shares and
Please be sure to date and sign	Date		shares for which no voting direction is received “FOR” the above-
this proxy card in the box below.			listed nominees and proposal.

IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING,
THIS SIGNED VOTING INSTRUCTION FORM WILL BE VOTED BY
THE TRUSTEE IN ITS BEST JUDGMENT. AT THE PRESENT TIME,
Sign above			THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS
TO BE PRESENTED AT THE MEETING.

Detach above card, sign, date and mail in postage paid envelope provided.

MSB FINANCIAL CORP.

1902 LONG HILL ROAD

MILLINGTON, NEW JERSEY 07946

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION FORM PROMPTLY IN THE ENCLOSED P POSTAGE-PAID ENVELOPE.
The undersigned acknowledges receipt from the Company prior to the execution of this Voting Instruction Form of a Notice of Annual Meeting of Stockholders and a Proxy Statement.